                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned hereby constitutes and appoints Jack Friedman, Stephen G. Berman and Joel M. Bennett, and each of them, as his attorneys-in-fact, with full power of substitution and resubstitution, to execute in his name, place and stead, individually and in each capacity stated below, one or more amendments (including without limitation post-effective amendments) to this registration statement, any related Rule 462(b) registration statement and any other documents related thereto, to file the same (and any exhibit thereto) with the Commission and to take any other action to effect the registration under the Securities Act of 1933 of common stock of the registrant subject thereto, as the attorney-in-fact acting in the premises deems appropriate as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, acting severally, may lawfully do or cause to be done by virtue hereof.

                   SIGNATURE                                    TITLE                       DATE
                   ---------                                    -----                       ----



               /s/ JACK FRIEDMAN                     Chairman and Chief Executive     February 28, 2002
------------------------------------------------     Officer (Principal Executive
                 Jack Friedman                                 Officer)




              /s/ JOEL M. BENNETT                      Chief Financial Officer        February 28, 2002
------------------------------------------------       (Principal Financial and
                Joel M. Bennett                          Accounting Officer)




             /s/ STEPHEN G. BERMAN                             Director               February 28, 2002
------------------------------------------------
               Stephen G. Berman




              /s/ DAVID C. BLATTE                              Director               February 28, 2002
------------------------------------------------
                David C. Blatte




              /s/ ROBERT E. GLICK                              Director               February 28, 2002
------------------------------------------------
                Robert E. Glick




             /s/ MICHAEL G. MILLER                             Director               February 28, 2002
------------------------------------------------
               Michael G. Miller




              /s/ MURRAY L. SKALA                              Director               February 28, 2002
------------------------------------------------
                Murray L. Skala